                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant | |

Filed by a Party other than the Registrant |X|

Check the appropriate box:

          | | Preliminary Proxy Statement

          | | Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

          | | Definitive Proxy Statement

          |X| Definitive Additional Materials

          | | Soliciting Material Under Rule 14a-12

                             THE TOPPS COMPANY, INC.
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                (Name of Registrant as Specified in Its Charter)

                       PEMBRIDGE VALUE OPPORTUNITY FUND LP
                        PEMBRIDGE CAPITAL MANAGEMENT LLC
                       CRESCENDO PARTNERS II L.P. SERIES Y
                          CRESCENDO INVESTMENTS II, LLC
                             CRESCENDO ADVISORS LLC
                                 ERIC ROSENFELD
                                 TIMOTHY E. BROG
                                  ARNAUD AJDLER
                                  JOHN J. JONES
                           TOPPS FULL VALUE COMMITTEE
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    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

          |X| No fee required.

          | | Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
              0-11.

          (1) Title of each class of securities to which transaction applies:

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          (2) Aggregate number of securities to which transaction applies:

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          (3) Per unit price or other underlying  value of transaction  computed pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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          (4) Proposed maximum aggregate value of transaction:

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          (5) Total fee paid:

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          | | Fee paid previously with preliminary materials:

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          | | Check box if any part of the fee is offset as provided by Exchange
Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1) Amount previously paid:

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          (2) Form, Schedule or Registration Statement No.:

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          (3) Filing Party:

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          (4) Date Filed:

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          On June 23, 2006, the Topps Full Value  Committee  (the  "Committee"),
together  with the other  participants  (as defined  below),  made a  definitive filing with the Securities and Exchange  Commission ("SEC") of a proxy statement and accompanying GOLD proxy card to be used to solicit votes for the election of its slate of director nominees and certain business proposals at the 2006 annual meeting of  stockholders  scheduled  to be held July 28, 2006 (the "2006  Annual
Meeting") of The Topps Company, Inc., a Delaware corporation (the "Company").

          Item 1: On July 20, 2006,  the Committee  issued the  following  press release:

FOR IMMEDIATE RELEASE

Thursday, July 20, 2006

          PROXY GOVERNANCE, INC. RECOMMENDS VOTE FOR ENTIRE TOPPS
                    FULL VALUE COMMITTEE SLATE OF DIRECTORS

             SECOND PROXY ADVISORY FIRM RECOMMENDING VOTE FOR ALL OF
                      TOPPS FULL VALUE COMMITTEE'S NOMINEES

New York, NY, July 20, 2006 - The Topps Full Value  Committee (the  "Committee")
announced  today  that  PROXY  Governance,   Inc.  (PGI)  has  recommended  that
stockholders of The Topps Company, Inc. (NASDAQ - TOPP) vote FOR the Committee's slate of three director  nominees at Topps' Annual Meeting  scheduled to be held on July 28, 2006. PGI is the second independent proxy advisory firm this week to recommend that Topps' institutional stockholders vote for all of the Committee's director nominees.

PGI's analysis  determined that "the company has  underperformed  peers over the past five years" and that it "has also  significantly  lagged  peers and the S&P
1500  with  regard  to  the  other  three  financial  metrics  (cash  flow  from operations/equity,  ROE, and  revenues/expenses)."  In addition, PGI stated that they "lack confidence that the Board is truly independent and acting in the best interests of shareholders.... [and] believe that board changes are necessary and we  believe  that the  dissident  nominees  present  a viable  alternative  to a sedentary board."

In its rationale for supporting all of the Committee's nominees,  PGI wrote, "We believe  that proper  board  oversight  of  management  is somewhat  lacking and believe that the board is entrenched. Given analyst opinion, we believe that the dissidents have demonstrated that significant change...is necessary at this time to maximize  shareholder value.  Therefore,  we support the dissidents' slate of directors."

Furthermore,   PGI  wrote,  "we  have  concerns   regarding  the  current  board
composition,  its efforts to improve corporate governance, and the effects these events  may have on the  future  value  of the  company....Given  current  board entrenchment,  failure to address the  company's  poor  performance  in a timely manner,  and lack of senior  management  changes,  we  believe  that a fresh and active perspective on the board is needed at this time."

Timothy Brog, President of Pembridge Capital Management, said, "We are delighted
with  PGI's   recommendation  that  Topps'  stockholders   support  ALL  of  the
Committee's  nominees.  PGI has raised the exact same concerns that we have been

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focused on throughout this election  process and we echo PGI's sentiments that a fresh and active  perspective on the Topps' board of directors is needed at this time."

Eric Rosenfeld,  President of Crescendo stated, "The writing is on the wall that change is needed on the Topps' board of directors.  We urge all  stockholders to vote FOR our highly qualified nominees."

Topps Full Value  Committee  urges all  stockholders  to vote for Timothy  Brog,
Arnaud  Ajdler and John J. Jones as soon as  possible  by signing and mailing in their GOLD proxy card and  discarding the WHITE proxy card mailed by the current
Board of Topps.  For more  information,  shareholders  can call  Timothy Brog at
(212) 557-6150 or the Company's proxy solicitor,  D.F. King & Co. Inc. toll-free at (800) 628-8532.

                            IT IS TIME FOR A CHANGE!

                                    * * * * *

Contacts:

Timothy Brog                              Eric Rosenfeld
Pembridge Value Opportunity Fund LP       Crescendo Partners II L.P, Series Y
(212) 557-6150                            (212) 319-7676

                 CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

THE TOPPS FULL VALUE COMMITTEE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
("SEC") ON JUNE 23, 2006 A DEFINITIVE  PROXY  STATEMENT  AND  ACCOMPANYING  GOLD
PROXY  CARD,  TO BE USED TO  SOLICIT  VOTES  FOR THE  ELECTION  OF ITS  SLATE OF
DIRECTOR  NOMINEES  AND CERTAIN  BUSINESS  PROPOSALS  FOR USE AT THE 2006 ANNUAL
MEETING. THE COMMITTEE STRONGLY ADVISES ALL TOPPS STOCKHOLDERS TO READ THE PROXY
STATEMENTS  AND OTHER PROXY  MATERIALS  AS THEY BECOME  AVAILABLE  BECAUSE  THEY
CONTAIN IMPORTANT INFORMATION.

STOCKHOLDERS  WILL BE ABLE TO OBTAIN  FREE COPIES OF THE PROXY  STATEMENT  FILED
WITH THE SEC BY THE TOPPS FULL VALUE COMMITTEE THROUGH THE WEBSITE MAINTAINED BY
THE SEC AT  WWW.SEC.GOV.  IN  ADDITION,  INVESTORS  WILL BE ABLE TO OBTAIN  FREE
COPIES OF THE PROXY  STATEMENT FROM THE TOPPS FULL VALUE COMMITTEE BY CONTACTING

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TIMOTHY BROG,  PEMBRIDGE  CAPITAL,  708 THIRD  AVENUE,  NEW YORK, NY 10017 OR BY
CALLING D.F. KING & CO., INC. AT (800) 628-8532.

THE PARTICIPANTS IN THE PROXY  SOLICITATION ARE PEMBRIDGE VALUE OPPORTUNITY FUND
LP, A DELAWARE LIMITED PARTNERSHIP, PEMBRIDGE CAPITAL MANAGEMENT LLC, A DELAWARE
LIMITED LIABILITY COMPANY,  TIMOTHY E. BROG, CRESCENDO PARTNERS II, L.P., SERIES
Y, A DELAWARE  LIMITED  PARTNERSHIP,  CRESCENDO  INVESTMENTS II, LLC, A DELAWARE
LIMITED LIABILITY COMPANY,  CRESCENDO ADVISORS LLC, A DELAWARE LIMITED LIABILITY
COMPANY, ERIC ROSENFELD, ARNAUD AJDLER AND JOHN J. JONES.

INFORMATION  CONCERNING THE PARTICIPANTS AND THEIR INTERESTS IN THE SOLICITATION
IS SET FORTH IN THE PROXY STATEMENT FILED WITH THE SEC.